UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 25, 2008 (November 25, 2008)
ALLIED HEALTHCARE INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

1-11570	13-3098275

(Commission File Number)	(IRS Employer Indentification Number)
New York
(State or Other Jurisdiction of Incorporation)
245 Park Avenue, New York, New York 10167
(Address of Principal Executive Offices)
(212) 750-0064
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1: PRESS RELEASE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On November 25, 2008, Allied Healthcare International Inc. issued a press release announcing its earnings for the quarter and fiscal year ended September 30, 2008. A copy of the press release is attached to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press release, dated November 25, 2008, of Allied Healthcare International Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 25, 2008

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Marvet Abbassi
	Name:	Marvet Abbassi
	Title:	Financial Controller